Exhibit 10.1

CONSENT AND FIRST AMENDMENT TO

ECONOMIC RECOVERY LOAN PROGRAM

LOAN AGREEMENT

This Consent and First Amendment to Economic Recovery Loan Program Loan Agreement (this “Amendment”) is made and dated as of April 8, 2024, by and between IMMUCELL CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Borrower”), the FINANCE AUTHORITY OF MAINE, a body corporate and politic and a public instrumentality of the State of Maine (the “Authority”).

WHEREAS, the Borrower and the Authority are parties that certain Economic Recovery Loan Program Loan Agreement, dated as of July 17, 2023 (the “Existing Loan Agreement”);

WHEREAS, on April 1, 2024 the Borrower filed a shelf registration statement on Form S-3 with the United States Securities and Exchange Commission (as may be amended from time to time, the “Registration Statement”) registering certain securities of the Borrower that the Borrower intends to issue and sell from time to time in one or more offerings as described in the Registration Statement (the “Registered Offering”);

WHEREAS, the Borrower has from time to time authorized and issued, and anticipates continuing to authorize and issue, stock options or other equity awards to employees, directors and consultants pursuant to equity incentive plans of the Borrower (collectively, the “Equity Incentive Awards”); and

WHEREAS, the parties desire to enter into this Amendment to clarify and confirm that the Authority consents to the Registered Offering and the issuance of the Equity Incentive Awards and to amend the Existing Loan Agreement as set forth herein to remove from the Existing Loan Agreement any restrictions on future issuances of equity by the Borrower.

NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Authority, each binding itself, its successors and assigns, hereby agree as follows:

1.       Consent and Amendment. The Authority hereby consents to the Registered Offering and the issuance of the Equity Incentive Awards. In addition, the Existing Loan Agreement is hereby amended by deleting Section 6.1 thereof and replacing it in its entirety with the following:

Section 6.1. The Borrower to Maintain its Legal Existence. The Borrower covenants and agrees that during the term of this Agreement it will maintain its legal existence, will continue to be either organized under the laws of or duly qualified to do business as a foreign corporation in the State and in all jurisdictions necessary in the operation of its business, will not without the express written consent of the Authority dissolve or otherwise sell or dispose of all or substantially all of its assets, consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it, enter into a domestication, a nonprofit conversion, and entity conversion or a share exchange.

2.       No Other Amendments. Except as expressly amended hereby, the Existing Loan Agreement shall continue in full force and effect and is ratified and reaffirmed in all respects.

3.       Execution of Counterparts. This Amendment may be executed simultaneously in several counterparts each of which shall be an original and all of which shall constitute but one and the same instrument. Any delivery by, or on behalf of, any party by fax transmission or other electronic delivery of an image file reflecting the execution of this Amendment (i) may be relied on as if the document were a manually signed original, and (ii) will be binding on all parties for all purposes.

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IN WITNESS WHEREOF, the Authority has caused this Amendment to be executed in its corporate name by duly authorized representatives, and the Borrower has caused this Amendment to be executed in its corporate name and its corporate seal to be hereunto affixed by its duly authorized officer all as of the date first above written.

IMMUCELL CORPORATION
(Borrower)

/s/ Michael F. Brigham
By:	Michael F. Brigham
Its:	Chief Executive Officer

FINANCE AUTHORITY OF MAINE

/s/ Christopher Roney
By:	Christopher Roney
Its:	General Counsel

[SIGNATURE PAGE TO FIRST AMENDMENT TO ECONOMIC RECOVERY LOAN PROGRAM LOAN AGREEMENT]